UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2016

MONSTER WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34209	13-3906555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Boston Post Road, Building 15 Weston, Massachusetts		02493

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (978) 461-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On March 16, 2016, the Board of Directors of Monster Worldwide, Inc. (the “Company”) amended the Company’s Amended and Restated Bylaws (the “Bylaws”) to implement proxy access.
New Article II, Section 4A of the Bylaws permits a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock for at least three years, to nominate and include in the Company’s proxy materials director nominees constituting up to two individuals or 25% of the members of the Board of Directors then in office (whichever is greater), subject to compliance with the procedural, eligibility and other requirements contained in the Bylaws. The proxy access provision applies to annual meetings of stockholders held on or after January 1, 2017.
In addition, certain provisions in the Bylaws have been amended or added to reflect the separation of the positions of Chief Executive Officer and President.
This description of the amendments to the Bylaws is not complete, and is qualified in its entirety by reference to the text of the Bylaws filed as Exhibit 3.2 to this Current Report on Form 8-K.
ITEM 8.01    OTHER EVENTS.
The Company is revising the Operating Cash Flow guidance provided in connection with the fourth quarter and full year 2015 earnings call held on February 11, 2016. For the period ended March 31, 2016, the Company is now forecasting that Operating Cash Flow will be in the range of ($10.0) to ($15.0) million. The majority of this reduction in Operating Cash Flow is caused by a one-time adjustment of working capital to improve the Company’s vendor management practices. In addition, there were certain forecasting errors in the timing of payments of one-time operating expenses. This change in forecast does not impact the Company’s reported financial results, and the Company’s first quarter 2016 Non-GAAP earnings per share, full year revenue growth and Cash EBITDA guidance remain unchanged.
Cautionary Statements Concerning Forward-Looking Statements
This filing and the Company’s statements herein contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or predictions of future conditions, events or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “projects”, “forecasts”, “may”, “should”, variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements may include, without limitation, statements regarding our intentions with respect to any litigation or statements regarding financial performance. The forward-looking statements are subject to risks and uncertainties, which may cause results to differ materially from those set forth in the statements. Forward-looking statements in this filing should be evaluated together with the many uncertainties that affect the business of the Company and its markets, particularly those discussed in the risk factors and cautionary statements contained in the Company's annual report filed with the Securities and Exchange Commission on February 11, 2016, as updated by subsequent quarterly reports. All forward-looking statements are expressly qualified in their entirety by such factors. The forward-looking statements are representative only as of the date they are made, and the Company assumes no responsibility to update any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
Item 9.01(d) — Exhibits

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Monster Worldwide, Inc., as amended effective March 16, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC. (Registrant)

By:	/s/ Timothy T. Yates
Name:	Timothy T. Yates
Title:	Chief Executive Officer and Chief Financial Officer
Date: March 21, 2016

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Monster Worldwide, Inc., as amended effective March 16, 2016